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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 11, 2004

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                             The Walt Disney Company
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                1-11605                                 95-4545390
       (Commission File Number)               (IRS Employer Identification No.)

      500 South Buena Vista Street
            Burbank, California                              91521
 (Address of principal executive offices)                  (Zip Code)

                                 (818) 560-1000
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)

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Item 7.   Financial Statements and Exhibits

          (c) Exhibits

              99(a) Press release of February 11, 2004.

Item 12.  Results of Operations and Financial Condition.

     On February 11, 2004, the Registrant issued a press release relating to its results for the quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99(a).

     The Registrant believes that certain statements in the earnings release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange Commission, including the Registrant's annual report on Form 10-K for the year ended September 30, 2003.

     This information furnished under "Item 12. Results of Operations and Financial Condition", including the exhibit related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Walt Disney Company

                                             By: /s/ Roger J. Patterson
                                                ------------------------------
                                                Roger J. Patterson
                                                Vice President, Counsel

Dated: February 11, 2004

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                                  EXHIBIT INDEX

     Exhibit Number          Exhibit Name
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     99(a)                   Press release of February 11, 2004.